                        SEMIANNUAL REPORT / JUNE 30, 2002

                                 AIM VALUE FUND

    On July 1, 2002, AIM Value Fund will be renamed AIM Premier Equity Fund.

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                  [COVER IMAGE]

                       THE ANTIQUE DEALER BY HEINRICH EDE

 ANTIQUE DEALERS SEARCH FOR RARE, HISTORIC PIECES THAT MAY APPRECIATE IN VALUE.

 FINE ANTIQUES DEVELOP A PATINA THAT CANNOT BE DUPLICATED, BUT BUILDS ONLY WITH

     TIME. LIKE ANTIQUE COLLECTING, INVESTING ALSO TAKES PATIENCE AND AN EYE

                              FOR INTRINSIC VALUE.

================================================================================

AIM Value Fund is for shareholders seeking long-term capital growth. The fund invests in stocks of companies that are undervalued relative to the stock market as a whole. Income is a secondary objective.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Value Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.

o   Class R shares are generally only available to retirement plans such as section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and IRA rollovers from such plans if an AIM Fund was offered.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

o The unmanaged Lipper Large Cap Core Equity Fund Index represents an average of the performance of the 30 biggest large-capitalization core equity funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges, fund expenses or taxes.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

    SUPPLEMENT TO     AIM VALUE FUND
SEMIANNUAL REPORT     (Effective 7/1/02, AIM Premier Equity Fund)
    DATED 6/30/02
                      INSTITUTIONAL CLASS SHARES

                      The following information has been prepared to provide
                      Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain standards.
                      Performance of Institutional Class shares will differ from performance of Class A, B, C and R shares due to differing sales charges and class expenses.

                      TOTAL RETURNS                                 Please note that past performance is not
                      For Periods Ended 6/30/02                     indicative of future results. More
                                                                    recent returns may be more or less than
                      Inception (3/15/02)           -19.79%*        those shown. All returns assume
                                                                    reinvestment of distributions at net
                      * Because Institutional Class shares of       asset value. Investment return and
                      the fund have been offered for less than      principal value will fluctuate so your
                      a year (since 3/15/02), total return          shares, when redeemed, may be worth more
                      shown is cumulative total return that         or less than their original cost. See
                      has not been annualized.                      full report for information on
                                                                    comparative benchmarks. If you have
                      SHARE VALUE                   NAV             questions, please consult your fund
                                                                    prospectus or call AIM toll free at
                      3/15/02                   $ 10.66             800-451-4246.
                      6/30/02                   $  8.55


    [AIM FUNDS LOGO]            A I M Distributors, Inc.               PEQ-INS-2
--Registered Trademark--

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           Our nation and markets have been shaken lately by terrorism
ROBERT H.           and war, an economic downturn, and a two-year bear market
GRAHAM]             for equities. But perhaps most seriously for us as
                    investors, reports of accounting and other irregularities at a few companies have damaged confidence in corporate governance and financial reporting. Such confidence is essential to the efficient functioning of financial markets.
                    We will support legislative or regulatory changes that may be desirable to assure accurate financial disclosure and sounder business ethics.

                         It is worth noting that, despite extensive media
                    coverage of these stories, the number of firms involved is very small considering that there are about 17,000 publicly traded companies in the U.S. Financial and regulatory institutions and individual firms are already responding.

    For example, by the time you receive this, the New York Stock Exchange likely will have implemented new standards governing companies listed there. These standards increase the authority of and tighten the definition of independent directors. They raise qualification requirements for audit committee members and grant them sole authority for hiring auditors. They mandate shareholder votes on equity-based compensation such as stock options. They require chief executives to attest to the accuracy and completeness of information provided to investors. As companies and regulators focus on improving standards in this area, I am certain our markets, and investors' trust in them, will become stronger.

    It is also worth noting, as Federal Reserve Chairman Alan Greenspan did in recent Congressional testimony, that our economy is sound, with manufacturing and services expanding. Inflation is under control, and productivity and profits are rising.

    As I write this, the disconnect between the health of the economy and the bearishness of the equity markets is unusual. Major equity indexes are off from 30% to 75% from their highs. AIM's funds have not been immune. I am well aware that your investments in our funds may have declined, perhaps significantly. Since I and the vast majority of AIM employees invest in our funds, directly or through AIM's retirement plans, we understand how unpleasant this has been. All of us at AIM thank you for staying with us during this period. We are working diligently to maintain your trust and confidence.

    While we certainly believe that the worst is behind us, unfortunately we cannot assure you that you will not experience even further declines if equity markets continue to weaken. All we can be sure of is that at some point, hopefully soon, equities will recover. We continue to position our funds for that recovery.

    As always, we encourage you to see your financial advisor for a portfolio checkup and a fresh look at your investing objectives. Especially during such a tough market, it can be difficult to focus on the long term. Your financial advisor can help.

REASONS FOR LONG-TERM OPTIMISM

Despite recent scandals, we caution shareholders against becoming unduly pessimistic. I am optimistic about the long-term prospects for the U.S. and our markets. A great deal of the world's intellectual capital resides within our borders, and our political and business structure has provided unparalleled incentive for hard work and innovation. As noted investor Warren Buffett observed, anyone who has bet against America the past 250 years has lost.

    Other investments also have appealing potential. The likelihood of stable interest rates is strong, and bonds typically do well in such an environment. Internationally, European economic data point to a pickup in manufacturing and consumer confidence, and in Asia, export-led recovery is a dominant theme.

    However, no one anticipates a return to the heady days of the 1990s. Realistic expectations would serve us all well. Over the very long term, annual returns for domestic equities have averaged approximately 10%; fixed-income investments typically return less.

    As we all know, bull markets do end. So do bear markets. We are hopeful that the equity markets, which many experts consider significantly undervalued right now, will soon recover.

    The following pages contain your fund managers' discussion of factors that influenced your fund and how they managed the fund during the six months covered by this report.

    This is the first report we have sent since AIM Value Fund changed its name to AIM Premier Equity Fund on July 1, 2002. Class A shares of the fund posted a disappointing total return of -21.53% at net asset during the six months ended June 30, 2002. For the reporting period, the fund underperformed its benchmark index, the Lipper Large Cap Core Equity Fund Index, which returned -12.36%.

    You can find timely information about your fund and the markets on our Web site, www.aimfunds.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
July 29, 2002

MARKET VOLATILITY CONTINUES TO CHALLENGE FUND



HOW DID THE FUND PERFORM?

For the six months ending June 30, 2002, AIM Value Fund reported total returns of -21.53% for Class A shares, -21.75% for Class B shares, -21.82% for Class C shares, and -21.61% for Class R shares.

    The fund's benchmark index, the Standard & Poor's 500 Index, was also sharply lower. For the six months ending June 30, the S&P 500 Index returned -13.15%. In addition, the Lipper Large Cap Core Equity Fund Index returned -12.36%.

WHAT WERE MARKET CONDITIONS OVER THE REPORTING PERIOD?

The six-month reporting period proved difficult for the fund as negative stock returns were widespread across markets. To illustrate, the S&P 500 has dropped by 13% or more in only seven of the last 226 quarters (since World War II). And the second quarter of 2002 was another difficult period for the S&P, which fell more than 13% for the three months.

    Nonetheless, economic statistical reports were largely positive, despite the market's slump.

    For example, the Institute for Supply Management (ISM) index rose one-half of one percent in June. The progress marked the fifth straight month of growth following 18 months of decline for this measure of strength in the manufacturing sector. First quarter Gross Domestic Product (GDP) was 5.0%, meaning the economy grew at the fastest pace since the second quarter of 2000. GDP moved higher on the strength of improving business inventories, healthy consumer spending, and a large jump in defense spending. Also, motor vehicle production was up 2.9% in June, and initial unemployment claims fell to a 15-month low of 382,000 in June. New home construction was up 12% in May, the biggest percentage increase in seven years.

    Finally, after 11 interest rate cuts by the Federal Reserve Board during 2001, the central bank left rates unchanged at 1.75% during the first two quarters of 2002.

HOW DID THIS ENVIRONMENT AFFECT THE FUND?

Volatile, negative performance increased in intensity during the reporting period. Markets continued to be off balance in anticipation of further earnings disappointments, fears of terrorist activity, as well as investor concerns about corporate governance and accounting scandals.

    Of the four largest sectors for AIM Value Fund--financials, consumer discretionary, health care and information technology-- financials performed generally better than the broad market. The fund has minimal exposure to telecom stocks, which provided some defensive help since this was the worst-performing sector near the end of the reporting period. Cable stocks have also performed below expectations recently, and this underperformance has been a significant contributor to the fund's negative results for the reporting period.

    The fund's cable TV stocks continue to demonstrate strong underlying fundamental strengths, but have been affected by negative business results in the broader technology, media and telecom areas.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

The market is creating performance extremes and managers believe it is important to act quickly in this environment. The management team is thus committed to moving more efficiently to abandon losing stocks, and sell even winning stocks when the companies demonstrate a deceleration in earnings.

    We believe that individual stock and market performance will follow earnings results over the long term. We also believe economic growth will continue to improve.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/02, including sales charges

================================================================================

CLASS A SHARES
 Inception (5/1/84)           13.08%
  10 Years                    10.02
   5 Years                     0.21
   1 Year                    -31.28

CLASS B SHARES
 Inception (10/18/93)          7.30%
   5 Years                     0.30
   1 Year                    -31.34

CLASS C SHARES
 Inception (8/4/97)           -0.68%
   1 Year                    -28.52

Class R Shares*
  10 Years                    10.37
   5 Years                     1.10
   1 Year                    -27.47

Past performance cannot guarantee comparable future results. BECAUSE OF RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

* Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns at net asset value, adjusted to reflect additional Class R 12b-1 fees. Class R share returns do not include a 0.75% contingent deferred sales charge (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

================================================================================

CALENDAR YEAR TOTAL RETURNS (%)

 1992    1993    1994   1995    1996    1997   1998    1999    2000     2001
16.39   18.71    3.28  34.85   14.52   23.95  32.76   29.95  -14.95   -12.99

================================================================================

PORTFOLIO COMPOSITION

As of 6/30/02, based on total net assets

====================================================================================================================================
TOP 10 HOLDINGS                                     TOP 10 INDUSTRIES                           BY INVESTMENT TYPE [PIE CHART]
------------------------------------------------------------------------------------------------------------------------------------
 1. Pfizer Inc.                            4.3%     1. Diversified Financial Services  12.5%    Common Stock Domestic      91.6%

 2. American International Group, Inc.     4.2      2. Pharmaceuticals                  7.8     Common Stock International  4.3%

 3. Citigroup Inc.                         3.5      3. Integrated Oil & Gas             7.0     Cash & Other                4.1%

 4. General Electric Co.                   3.5      4. Broadcasting & Cable TV          5.4     Total Number of Holdings     69

 5. Target Corp.                           3.5      5. Multi-Line Insurance             5.1     Total Net Assets    $12.87 billion

 6. Microsoft Corp.                        3.5      6. Systems Software                 3.8

 7. Cox Communications, Inc.-Class A       3.4      7. Computer Hardware                3.8

 8. UnitedHealth Group Inc.                3.1      8. Industrial Conglomerates         3.5

 9. HCA Inc.                               3.0      9. General Merchandise Stores       3.5

10. BP Plc-Adr (United Kingdom)            2.8     10. Managed Health Care              3.1

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================


All of the fund's investment disciplines point to a positive trend ahead. We are positive about the market as a whole. Earnings for many firms are growing and accelerating, momentum has turned, and valuations are at attractive levels.

   We continue to focus on individual holdings, while monitoring both the economic and stock-specific data to make certain that earnings and economic growth are continuing. We believe the market will respond to improving earnings, and have positioned the fund to take advantage of the favorable trend.

CAN YOU DISCUSS SOME OF THE FUND'S HOLDINGS?

Three stocks are listed below. Two of them contributed positively to fund performance. One was a disappointment in this reporting period, but we continue to believe in its long-term potential.

o American International Group, one of the world's largest insurance firms, was a leader among the fund's strong financial stocks. Best known domestically as a provider of property/casualty and specialty insurance, AIG also has life insurance operations abroad and is a growing presence in financial services and asset management.

o HCA rebounded from internal problems with hospital operations, and is now a leading performer for the fund. The firm operates more than 180 hospitals and almost 80 surgery centers in the U.S., Switzerland, and the United Kingdom. Rising baby-boomer admissions and higher insurance reimbursement rates have helped HCA shore up a sagging bottom line.

o Cox Communications was hurt by investor concerns about the slumping technology sector, despite the firm's strong stock fundamentals. Cox provides cable TV service to 6.2 million customers, including 1.4 million digital cable and 1 million Internet access subscribers.

WHAT WERE CONDITIONS AT THE CLOSE OF THE REPORTING PERIOD?

Economic growth appears to be continuing after a strong first quarter. Corporate earnings have continued the acceleration that began in the fourth quarter of 2001.

    Markets were volatile as investors kept a close on eye on developments at home and abroad. Late in the reporting period, political leaders began discussing proposals for increased and improved financial disclosure for all public companies, as well as possible reforms in the public accounting industry.

    Corporate profit margins, while disappointing in some cases, were improving, and the Federal Reserve Board appeared ready to leave interest rates unchanged for the near term. Consumer spending, which accounts for about two-thirds of economic growth, remained healthy.

    There continued to be a considerable amount of cash in lower-returning money market accounts that could potentially be deployed back into stocks. Moreover, stocks were more reasonably priced than they had been in recent years. But investors remained cautious as concerns persisted about the economy, corporate governance and accounting practices, plus the possibility of more terrorist strikes against the United States.

================================

PORTFOLIO MANAGEMENT TEAM

Evan G. Harrel (Lead Manager)
Joel E. Dobberpuhl
Robert A. Shelton
Assisted by Premier Equity Team

================================

          See important fund and index disclosures inside front cover.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)

                                                                  MARKET
                                                 SHARES            VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-95.86%

ADVERTISING-1.40%

Omnicom Group Inc.                               3,928,000    $   179,902,400
=============================================================================

AIR FREIGHT & LOGISTICS-0.94%

FedEx Corp.                                      2,266,800        121,047,120
=============================================================================

AIRLINES-0.57%

Southwest Airlines Co.                           4,500,000         72,720,000
=============================================================================

APPLICATION SOFTWARE-0.34%

PeopleSoft, Inc.(a)                              2,914,800         43,372,224
=============================================================================

BANKS-2.41%

Bank of America Corp.                              960,000         67,545,600
-----------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                 7,199,500        242,983,125
=============================================================================
                                                                  310,528,725
=============================================================================

BROADCASTING & CABLE TV-5.40%

Comcast Corp.-Class A(a)                        11,000,000        262,240,000
-----------------------------------------------------------------------------
Cox Communications, Inc.-Class A(a)             15,726,100        433,254,055
=============================================================================
                                                                  695,494,055
=============================================================================

BUILDING PRODUCTS-0.23%

Masco Corp.                                      1,100,000         29,821,000
=============================================================================

COMPUTER & ELECTRONICS RETAIL-1.49%

Best Buy Co., Inc.(a)                            5,288,400        191,968,920
=============================================================================

COMPUTER HARDWARE-3.76%

Dell Computer Corp.(a)                           9,400,000        245,716,000
-----------------------------------------------------------------------------
Hewlett-Packard Co.                              5,750,000         87,860,000
-----------------------------------------------------------------------------
International Business Machines Corp.            2,086,000        150,192,000
=============================================================================
                                                                  483,768,000
=============================================================================

CONSUMER FINANCE-0.57%

MBNA Corp.                                       2,200,000         72,754,000
=============================================================================

DATA PROCESSING SERVICES-2.12%

Automatic Data Processing, Inc.                  2,000,000         87,100,000
-----------------------------------------------------------------------------
First Data Corp.                                 5,000,000        186,000,000
=============================================================================
                                                                  273,100,000
=============================================================================

DEPARTMENT STORES-1.48%

Federated Department Stores, Inc.(a)             3,000,000        119,100,000
-----------------------------------------------------------------------------
Sears, Roebuck & Co.                             1,325,000         71,947,500
=============================================================================
                                                                  191,047,500
=============================================================================

DIVERSIFIED FINANCIAL SERVICES-12.53%

American Express Co.                             2,100,000         76,272,000
-----------------------------------------------------------------------------

                                                                  MARKET
                                                 SHARES            VALUE
DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Citigroup Inc.                                  11,750,000    $   455,312,500
-----------------------------------------------------------------------------
Fannie Mae                                       3,545,000        261,443,750
-----------------------------------------------------------------------------
Freddie Mac                                      5,320,000        325,584,000
-----------------------------------------------------------------------------
J.P. Morgan Chase & Co.                          6,320,000        214,374,400
-----------------------------------------------------------------------------
Morgan Stanley                                   6,500,000        280,020,000
=============================================================================
                                                                1,613,006,650
=============================================================================

DRUG RETAIL-1.65%

Walgreen Co.                                     5,500,000        212,465,000
=============================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.73%

Agilent Technologies, Inc.(a)                    2,250,000         53,212,500
-----------------------------------------------------------------------------
Celestica Inc. (Canada)(a)                       7,435,000        168,848,850
=============================================================================
                                                                  222,061,350
=============================================================================

ENVIRONMENTAL SERVICES-0.96%

Waste Management, Inc.                           4,750,000        123,737,500
=============================================================================

FOOD RETAIL-1.24%

Kroger Co. (The)(a)                              4,000,000         79,600,000
-----------------------------------------------------------------------------
Safeway Inc.(a)                                  2,750,000         80,272,500
=============================================================================
                                                                  159,872,500
=============================================================================

FOOTWEAR-1.48%

NIKE, Inc.-Class B                               3,550,000        190,457,500
=============================================================================

GENERAL MERCHANDISE STORES-3.49%

Target Corp.                                    11,787,900        449,118,990
=============================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.06%

Laboratory Corp. of America Holdings(a)          3,000,000        136,950,000
=============================================================================

HEALTH CARE EQUIPMENT-1.99%

Baxter International Inc.                        5,750,000        255,587,500
=============================================================================

HEALTH CARE FACILITIES-3.01%

HCA Inc.                                         8,150,000        387,125,000
=============================================================================

HOUSEHOLD PRODUCTS-1.97%

Kimberly-Clark Corp.                             2,500,000        155,000,000
-----------------------------------------------------------------------------
Procter & Gamble Co. (The)                       1,100,000         98,230,000
=============================================================================
                                                                  253,230,000
=============================================================================

INDUSTRIAL CONGLOMERATES-3.50%

General Electric Co.                            15,500,000        450,275,000
=============================================================================

INTEGRATED OIL & GAS-7.04%

BP PLC-ADR (United Kingdom)                      7,100,000        358,479,000
-----------------------------------------------------------------------------
ChevronTexaco Corp.(b)                           2,450,000        216,825,000
-----------------------------------------------------------------------------

VALUE FUND

                                                                  MARKET
                                                 SHARES            VALUE
INTEGRATED OIL & GAS-(CONTINUED)

..xExxon Mobil Corp.                              8,100,000    $   331,452,000
=============================================================================
                                                                  906,756,000
=============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.45%

AT&T Corp.                                       5,406,900         57,853,830
=============================================================================

MANAGED HEALTH CARE-3.13%

UnitedHealth Group Inc.                          4,400,000        402,820,000
=============================================================================

MOVIES & ENTERTAINMENT-2.74%

AOL Time Warner Inc.(a)                         14,150,000        208,146,500
-----------------------------------------------------------------------------
Viacom Inc.-Class B(a)                           3,250,000        144,202,500
=============================================================================
                                                                  352,349,000
=============================================================================

MULTI-LINE INSURANCE-5.07%

American International Group, Inc.               8,000,000        545,840,000
-----------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)    1,800,000        107,046,000
=============================================================================
                                                                  652,886,000
=============================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.91%

Duke Energy Corp.                                3,000,000         93,300,000
-----------------------------------------------------------------------------
Williams Cos., Inc. (The)                        4,000,000         23,960,000
=============================================================================
                                                                  117,260,000
=============================================================================

NETWORKING EQUIPMENT-1.14%

Cisco Systems, Inc.(a)                          10,500,000        146,475,000
=============================================================================

OIL & GAS DRILLING-0.65%

Transocean Inc.                                  2,700,000         84,105,000
=============================================================================

OIL & GAS EQUIPMENT & SERVICES-1.00%

Baker Hughes Inc.                                3,850,000        128,166,500
=============================================================================

PHARMACEUTICALS-7.84%

Allergan, Inc.                                   1,450,000         96,787,500
-----------------------------------------------------------------------------
Biovail Corp. (Canada)(a)                          820,800         23,770,368
-----------------------------------------------------------------------------
Bristol-Myers Squibb Co.                         2,460,100         63,224,570
-----------------------------------------------------------------------------
Johnson & Johnson                                4,200,000        219,492,000
-----------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                    2,124,200         47,263,450
-----------------------------------------------------------------------------

                                                                  MARKET
                                                 SHARES            VALUE
PHARMACEUTICALS-(CONTINUED)

Pfizer Inc.                                     15,975,000    $   559,125,000
=============================================================================
                                                                1,009,662,888
=============================================================================

PROPERTY & CASUALTY INSURANCE-0.50%

Allstate Corp. (The)                             1,750,000         64,715,000
=============================================================================

SEMICONDUCTOR EQUIPMENT-0.77%

Applied Materials, Inc.(a)                       5,200,000         98,904,000
=============================================================================

SEMICONDUCTORS-3.09%

Analog Devices, Inc.(a)                          7,250,000        215,325,000
-----------------------------------------------------------------------------
Micron Technology, Inc.(a)                       9,000,000        181,980,000
=============================================================================
                                                                  397,305,000
=============================================================================

SOFT DRINKS-1.50%

PepsiCo, Inc.                                    4,000,000        192,800,000
=============================================================================

SYSTEMS SOFTWARE-3.81%

Microsoft Corp.(a)                               8,125,000        444,437,500
-----------------------------------------------------------------------------
Oracle Corp.(a)                                  4,852,100         45,949,387
=============================================================================
                                                                  490,386,887
=============================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.90%

Nextel Communications, Inc.-Class A(a)          12,000,000         38,520,000
-----------------------------------------------------------------------------
Sprint Corp. (PCS Group)(a)                     17,250,000         77,107,500
=============================================================================
                                                                  115,627,500
=============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $13,958,759,787)                         12,337,483,539
=============================================================================

MONEY MARKET FUNDS-4.60%

STIC Liquid Assets Portfolio(c)                296,199,896        296,199,896
-----------------------------------------------------------------------------
STIC Prime Portfolio(c)                        296,199,896        296,199,896
=============================================================================
    Total Money Market Funds (Cost
      $592,399,792)                                               592,399,792
=============================================================================
TOTAL INVESTMENTS-100.46%
  (Cost $14,551,159,579)                                       12,929,883,331
=============================================================================
OTHER ASSETS LESS LIABILITIES-(0.46%)                             (58,942,202)
=============================================================================
NET ASSETS-100.00%                                            $12,870,941,129
_____________________________________________________________________________
=============================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 9.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $14,551,159,579)*                                 $12,929,883,331
-------------------------------------------------------------------
Receivables for:
  Investments sold                                       58,686,560
-------------------------------------------------------------------
  Fund shares sold                                       19,015,171
-------------------------------------------------------------------
  Dividends                                               7,455,457
-------------------------------------------------------------------
Investment for deferred compensation plan                   360,172
-------------------------------------------------------------------
Collateral for securities loaned                        193,697,800
-------------------------------------------------------------------
Other assets                                                103,734
===================================================================
     Total assets                                    13,209,202,225
___________________________________________________________________
===================================================================


LIABILITIES:

Payables for:
  Investments purchased                                  38,328,920
-------------------------------------------------------------------
  Fund shares reacquired                                 82,768,326
-------------------------------------------------------------------
  Foreign currency contracts closed                       1,566,109
-------------------------------------------------------------------
  Foreign currency contracts outstanding                  2,146,343
-------------------------------------------------------------------
  Options written (premiums received $417,987)              275,000
-------------------------------------------------------------------
  Deferred compensation plan                                360,172
-------------------------------------------------------------------
  Collateral upon return of securities loaned           193,697,800
-------------------------------------------------------------------
Accrued distribution fees                                14,425,931
-------------------------------------------------------------------
Accrued transfer agent fees                               3,339,209
-------------------------------------------------------------------
Accrued operating expenses                                1,353,286
===================================================================
     Total liabilities                                  338,261,096
===================================================================
Net assets applicable to shares outstanding         $12,870,941,129
___________________________________________________________________
===================================================================


NET ASSETS:

Class A                                             $ 6,128,452,461
___________________________________________________________________
===================================================================
Class B                                             $ 6,109,305,421
___________________________________________________________________
===================================================================
Class C                                             $   630,877,007
___________________________________________________________________
===================================================================
Class R                                             $        10,965
___________________________________________________________________
===================================================================
Institutional Class                                 $     2,295,275
___________________________________________________________________
===================================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                                 718,125,025
___________________________________________________________________
===================================================================
Class B                                                 758,347,131
___________________________________________________________________
===================================================================
Class C                                                  78,264,823
___________________________________________________________________
===================================================================
Class R                                                       1,285
___________________________________________________________________
===================================================================
Institutional Class                                         268,606
___________________________________________________________________
===================================================================
Class A:
  Net asset value per share                         $          8.53
___________________________________________________________________
===================================================================
  Offering price per share:
     (Net asset value of $8.53 divided by 94.50%)   $          9.03
___________________________________________________________________
===================================================================
Class B:
  Net asset value and offering price per share      $          8.06
___________________________________________________________________
===================================================================
Class C:
  Net asset value and offering price per share      $          8.06
___________________________________________________________________
===================================================================
Class R
  Net asset value and offering price per share      $          8.53
___________________________________________________________________
===================================================================
Institutional Class:
  Net asset value and offering price per share      $          8.55
___________________________________________________________________
===================================================================


* At June 30, 2002, securities with an aggregate market value of $181,554,622 were on loan to brokers.

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $542,964)                                         $    72,397,924
-------------------------------------------------------------------
Dividends from affiliated money market funds              6,624,366
-------------------------------------------------------------------
Interest                                                    179,553
-------------------------------------------------------------------
Security lending income                                     369,195
===================================================================
    Total investment income                              79,571,038
===================================================================

EXPENSES:

Advisory fees                                            50,473,774
-------------------------------------------------------------------
Administrative services fees                                391,316
-------------------------------------------------------------------
Custodian fees                                              287,877
-------------------------------------------------------------------
Distribution fees -- Class A                              9,336,367
-------------------------------------------------------------------
Distribution fees -- Class B                             39,169,334
-------------------------------------------------------------------
Distribution fees -- Class C                              4,033,719
-------------------------------------------------------------------
Distribution fees -- Class R                                      4
-------------------------------------------------------------------
Transfer agent fees                                      18,246,250
-------------------------------------------------------------------
Transfer agent fees -- Institutional Class                      124
-------------------------------------------------------------------
Trustees' fees                                               45,447
-------------------------------------------------------------------
Other                                                     1,523,484
===================================================================
    Total expenses                                      123,507,696
===================================================================
Less: Fees waived                                        (2,402,306)
-------------------------------------------------------------------
    Expenses paid indirectly                               (110,022)
===================================================================
    Net expenses                                        120,995,368
===================================================================
Net investment income (loss)                            (41,424,330)
===================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCY
  CONTRACTS, FUTURES CONTRACTS AND OPTION
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                (574,877,518)
-------------------------------------------------------------------
  Foreign currency contracts                            (14,653,162)
-------------------------------------------------------------------
  Futures contracts                                       4,540,687
-------------------------------------------------------------------
  Option contracts written                                1,935,648
===================================================================
                                                       (583,054,345)
===================================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                              (3,157,346,413)
-------------------------------------------------------------------
  Foreign currency contracts                             (2,371,965)
-------------------------------------------------------------------
  Futures contracts                                      (3,917,569)
-------------------------------------------------------------------
  Option contracts written                                  142,987
===================================================================
                                                     (3,163,492,960)
===================================================================
Net gain (loss) from investment securities,
  foreign currency contracts, futures contracts
  and option contracts                               (3,746,547,305)
===================================================================
Net increase (decrease) in net assets resulting
  from operations                                   $(3,787,971,635)
___________________________________________________________________
===================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND THE YEAR ENDED DECEMBER 31, 2001 (UNAUDITED)

                                                                 JUNE 30,         DECEMBER 31,
                                                                   2002               2001
                                                                 --------        ---------------
OPERATIONS:

  Net investment income (loss)                                $   (41,424,330)   $   (94,503,881)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currency contracts, futures contracts and option
    contracts                                                    (583,054,345)    (1,808,699,179)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currency contracts,
    futures contracts and option contracts                     (3,163,492,960)    (1,379,243,076)
================================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (3,787,971,635)    (3,282,446,136)
================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                  --        (11,567,785)
------------------------------------------------------------------------------------------------
  Class B                                                                  --        (13,103,850)
------------------------------------------------------------------------------------------------
  Class C                                                                  --         (1,340,169)
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (623,451,300)    (1,265,245,616)
------------------------------------------------------------------------------------------------
  Class B                                                      (1,230,803,823)    (1,623,452,392)
------------------------------------------------------------------------------------------------
  Class C                                                        (122,124,683)      (147,015,896)
------------------------------------------------------------------------------------------------
  Class R                                                              11,654                 --
------------------------------------------------------------------------------------------------
  Institutional Class                                               2,391,135                 --
================================================================================================
    Net increase (decrease) in net assets                      (5,761,948,652)    (6,344,171,844)
================================================================================================

NET ASSETS:

Beginning of period                                            18,632,889,781     24,977,061,625
================================================================================================
End of period                                                 $12,870,941,129    $18,632,889,781
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $16,932,313,014    $18,906,290,031
------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (42,261,368)          (837,038)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currency contracts, futures
    contracts and option contracts                             (2,395,830,913)    (1,812,776,568)
------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currency contracts, futures
    contracts and option contracts                             (1,623,279,604)     1,540,213,356
================================================================================================
                                                              $12,870,941,129    $18,632,889,781
________________________________________________________________________________________________
================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund has a capital loss carryforward of $1,670,556,615 as of December 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

       Outstanding foreign currency contracts at June 30, 2002 were as follows:

                                 CONTRACT TO                            UNREALIZED
   SETTLEMENT             --------------------------                   APPRECIATION
      DATE     CURRENCY     DELIVER       RECEIVE         VALUE       (DEPRECIATION)
   ----------  --------   -----------   ------------   ------------   --------------
    08/30/02     CAD      283,750,000   $184,643,363   $186,789,706    $(2,146,343)
    ________________________________________________________________________________
   =================================================================================


G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

I. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended June 30, 2002, AIM waived fees of $2,402,306.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2002, AIM was paid $391,316 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2002, AFS was paid $10,370,948 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2002, the Class A, Class B, Class C and Class R shares paid AIM Distributors $9,336,367, $39,169,334, $4,033,719 and $4, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $573,678 from sales of the Class A shares of the Fund during the six months ended June 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2002, AIM Distributors retained $54,766, $3,277 and $34,973 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended June 30, 2002, the Fund paid legal fees of $14,230 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended June 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $108,848 and reductions in custodian fees of $1,174 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $110,022.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At June 30, 2002, securities with an aggregate value of $181,554,622 were on loan to brokers. The loans were secured by cash collateral of $193,697,800 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the six months ended June 30, 2002, the Fund received fees of $369,195 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                    2001             2000
                                 -----------    --------------
Distributions paid from:
  Ordinary income                $        --    $  146,286,027
--------------------------------------------------------------
  Long-term capital gain          26,011,804     2,302,049,336
==============================================================
                                 $26,011,804    $2,448,335,363
______________________________________________________________
==============================================================


  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                    $(1,670,556,615)
------------------------------------------------------------
Unrealized appreciation                        1,397,156,365
============================================================
                                             $  (273,400,250)
____________________________________________________________
============================================================


  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and futures contracts, and other deferrals.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2002 was $2,823,433,521 and $4,364,684,242, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2002 is as follows:

Aggregate unrealized appreciation of investment securities    $ 1,248,291,575
-----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (2,895,648,986)
=============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                  $(1,647,357,411)
_____________________________________________________________________________
=============================================================================
Cost of investments for tax purposes is $14,577,240,742.


NOTE 9--CALL OPTION CONTRACTS

Transactions in call options written during the six months ended June 30, 2002 are summarized as follows:

                                                               CALL OPTION CONTRACTS
                                                              ------------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
                                                              ---------    -----------
Beginning of period                                                --      $        --
--------------------------------------------------------------------------------------
Written                                                        12,750        2,563,635
--------------------------------------------------------------------------------------
Closed                                                         (5,000)        (860,687)
--------------------------------------------------------------------------------------
Expired                                                        (5,000)      (1,284,961)
======================================================================================
End of period                                                   2,750      $   417,987
______________________________________________________________________________________
======================================================================================


Open call options written at June 30, 2002 were as follows:

                                                 CONTRACT    STRIKE    NUMBER OF    PREMIUMS    JUNE 30, 2002     UNREALIZED
ISSUE                                             MONTH      PRICE     CONTRACTS    RECEIVED    MARKET VALUE     APPRECIATION
-----                                            --------    ------    ---------    --------    -------------    ------------
ChevronTexacoCorp.                                Sep-02      $95        2,750      $417,987      $275,000         $142,987
_____________________________________________________________________________________________________________________________
=============================================================================================================================


NOTE 10--SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2002 and the year ended December 31, 2001 were as follows:

                                                                     SIX MONTHS ENDED                      YEAR ENDED
                                                                       JUNE 30, 2002                    DECEMBER 31, 2001
                                                              -------------------------------    -------------------------------
                                                                 SHARES           AMOUNT            SHARES           AMOUNT
                                                              ------------    ---------------    ------------    ---------------
Sold:
  Class A                                                       62,163,533    $   617,671,630      99,493,160    $ 1,142,786,605
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       13,811,408        131,962,111      53,393,062        589,020,838
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                        3,649,695         34,951,098      14,110,226        155,875,910
--------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                           1,285             11,654              --                 --
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                            268,606          2,391,135              --                 --
================================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                               --                 --       1,047,730         11,046,064
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                               --                 --       1,221,981         12,181,662
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                               --                 --         126,038          1,257,875
================================================================================================================================
Reacquired:
  Class A                                                     (126,224,065)    (1,241,122,930)   (215,650,396)    (2,419,078,285)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (147,385,561)    (1,362,765,934)   (208,566,724)    (2,224,654,892)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (16,904,584)      (157,075,781)    (28,342,494)      (304,149,681)
================================================================================================================================
                                                              (210,619,683)   $(1,973,977,017)   (283,167,417)   $(3,035,713,904)
________________________________________________________________________________________________________________________________
================================================================================================================================

 * Class R shares commenced sales on June 3, 2002.
** Institutional class shares commenced sales on March 15, 2002.

VALUE FUND


NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                CLASS A
                                      -------------------------------------------------------------------------------------------
                                      SIX MONTHS
                                        ENDED                                   YEAR ENDED DECEMBER 31,
                                       JUNE 30,       ---------------------------------------------------------------------------
                                         2002            2001            2000(a)         1999(a)        1998(a)        1997(a)
                                      -----------     -------------    ------------    ------------    -----------    -----------
Net asset value, beginning of
  period                              $    10.87       $    12.51      $     16.28     $     13.40     $    10.81     $     9.72
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)             (0.01)              --            (0.04)(b)       (0.01)          0.03           0.05
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)         (2.33)           (1.63)           (2.42)           3.97           3.46           2.26
=================================================================================================================================
    Total from investment
      operations                           (2.34)           (1.63)           (2.46)           3.96           3.49           2.31
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                                    --               --               --              --          (0.03)         (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                     --            (0.01)           (1.31)          (1.08)         (0.87)         (1.21)
=================================================================================================================================
    Total distributions                       --            (0.01)           (1.31)          (1.08)         (0.90)         (1.22)
=================================================================================================================================
Net asset value, end of period        $     8.53       $    10.87      $     12.51     $     16.28     $    13.40     $    10.81
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                           (21.53)%         (12.99)%         (14.95)%         29.95%         32.76%         23.95%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                            $6,128,452       $8,502,699      $11,223,504     $12,640,073     $8,823,094     $6,745,253
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                          1.10%(d)         1.08%            1.00%           1.00%          1.00%          1.04%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                       1.13%(d)         1.12%            1.04%           1.02%          1.02%          1.06%
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets             (0.11)%(d)       (0.03)%          (0.11)%         (0.09)%         0.26%          0.57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                       18%              38%              67%             66%           113%           137%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $7,530,992,184.

VALUE FUND


                                                                                CLASS B
                                      -------------------------------------------------------------------------------------------
                                      SIX MONTHS
                                        ENDED                                   YEAR ENDED DECEMBER 31,
                                       JUNE 30,       ---------------------------------------------------------------------------
                                         2002            2001            2000(a)         1999(a)        1998(a)        1997(a)
                                      -----------     -------------    ------------    ------------    -----------    -----------
Net asset value, beginning of
  period                              $    10.30       $    11.94      $     15.73     $     13.08     $    10.63     $     9.64
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)             (0.04)           (0.09)           (0.31)(b)       (0.13)(b)      (0.06)         (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)         (2.20)           (1.54)           (2.17)           3.86           3.38           2.22
=================================================================================================================================
    Total from investment
      operations                           (2.24)           (1.63)           (2.48)           3.73           3.32           2.20
=================================================================================================================================
Less distributions from net
  realized gains                              --            (0.01)           (1.31)          (1.08)         (0.87)         (1.21)
=================================================================================================================================
Net asset value, end of period        $     8.06       $    10.30      $     11.94     $     15.73     $    13.08     $    10.63
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                           (21.75)%         (13.61)%         (15.65)%         28.94%         31.70%         22.96%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                            $6,109,305       $9,186,980      $12,491,366     $14,338,087     $9,680,068     $6,831,796
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                          1.85%(d)         1.84%            1.77%           1.79%          1.80%          1.85%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                       1.88%(d)         1.88%            1.81%           1.81%          1.82%          1.87%
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets             (0.86)%(d)       (0.79)%          (0.89)%         (0.88)%        (0.54)%        (0.24)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                       18%              38%              67%             66%           113%           137%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $7,898,788,400.

VALUE FUND

                                                                                  CLASS C
                                           --------------------------------------------------------------------------------------
                                                                                                                   AUGUST 4, 1997
                                           SIX MONTHS                                                               (DATE SALES
                                             ENDED                      YEAR ENDED DECEMBER 31,                    COMMENCED) TO
                                            JUNE 30,      ----------------------------------------------------      DECEMBER 31,
                                              2002           2001           2000(a)       1999(a)      1998(a)         1997(a)
                                           ----------     -----------    -----------    ---------    ---------     --------------
Net asset value, beginning of period        $  10.31       $  11.95      $    15.74     $  13.09     $  10.63         $ 11.86
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (0.04)         (0.09)          (0.31)(b)    (0.13)(b)    (0.06)(b)        0.00
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)             (2.21)         (1.54)          (2.17)        3.86         3.39           (0.02)
=================================================================================================================================
    Total from investment operations           (2.25)         (1.63)          (2.48)        3.73         3.33           (0.02)
=================================================================================================================================
Less distributions from net realized
  gains                                           --          (0.01)          (1.31)       (1.08)       (0.87)          (1.21)
=================================================================================================================================
Net asset value, end of period              $   8.06       $  10.31      $    11.95     $  15.74     $  13.09         $ 10.63
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                               (21.82)%       (13.60)%        (15.62)%      28.92%       31.72%          (0.08)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                  $630,877       $943,211      $1,262,192     $860,859     $212,095         $32,900
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                              1.85%(d)       1.84%           1.77%        1.79%        1.80%           1.84%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                           1.88%(d)       1.88%           1.81%        1.81%        1.82%           1.86%(e)
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                        (0.86)%(d)     (0.79)%         (0.88)%      (0.88)%      (0.54)%         (0.23)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                           18%            38%             67%          66%         113%            137%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $813,429,490.
(e)  Annualized.

                                                                   CLASS R
                                                                -------------
                                                                JUNE 3, 2002
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                  JUNE 30,
                                                                    2002
                                                                -------------
Net asset value, beginning of period                               $ 9.16
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.00
-----------------------------------------------------------------------------
  Net losses on securities (both realized and unrealized)           (0.63)
=============================================================================
    Total from investment operations                                (0.63)
=============================================================================
Net asset value, end of period                                     $ 8.53
_____________________________________________________________________________
=============================================================================
Total return(a)                                                     (6.88)%
_____________________________________________________________________________
=============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $   11
_____________________________________________________________________________
=============================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   1.35%(b)
-----------------------------------------------------------------------------
  Without fee waivers                                                1.38%(b)
=============================================================================
Ratio of net investment loss to average net assets                  (0.36)%(b)
_____________________________________________________________________________
=============================================================================
Portfolio turnover rate                                                18%
_____________________________________________________________________________
=============================================================================

(a) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $9,579.

VALUE FUND

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  MARCH 15, 2002
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                     JUNE 30,
                                                                       2002
                                                                -------------------
Net asset value, beginning of period                                  $10.66
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.00
===================================================================================
  Net gains (losses) on securities (both realized and
    unrealized)                                                        (2.11)
===================================================================================
    Total from investment operations                                   (2.11)
===================================================================================
Net asset value, end of period                                        $ 8.55
___________________________________________________________________________________
===================================================================================
Total return(a)                                                       (19.79)%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $2,295
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                      0.73%(b)
-----------------------------------------------------------------------------------
  Without fee waivers                                                   0.76%(b)
===================================================================================
Ratio of net investment income to average net assets                    0.26%(b)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate                                                   18%
___________________________________________________________________________________
===================================================================================

(a)  Not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $429,500.

AS OF JUNE 30, 2002

BOARD OF TRUSTEES              OFFICERS                                  OFFICE OF THE FUND

Robert H. Graham               Robert H. Graham                          11 Greenway Plaza
                               Chairman and President                    Suite 100
Frank S. Bayley                                                          Houston, TX 77046
                               Carol F. Relihan
Bruce L. Crockett              Senior Vice President and Secretary       INVESTMENT ADVISOR

Albert R. Dowden               Gary T. Crum                              A I M Advisors, Inc.
                               Senior Vice President                     11 Greenway Plaza
Edward K. Dunn Jr.                                                       Suite 100
                               Dana R. Sutton                            Houston, TX 77046
Jack M. Fields                 Vice President and Treasurer
                                                                         TRANSFER AGENT
Carl Frischling                Robert G. Alley
                               Vice President                            A I M Fund Services, Inc.
Prema Mathai-Davis                                                       P.O. Box 4739
                               Stuart W. Coco                            Houston, TX 77210-4739
Lewis F. Pennock               Vice President
                                                                         CUSTODIAN
Ruth H. Quigley                Melville B. Cox
                               Vice President                            State Street Bank and Trust Company
Louis S. Sklar                                                           225 Franklin Street
                               Karen Dunn Kelley                         Boston, MA 02110
                               Vice President
                                                                         COUNSEL TO THE FUND
                               Edgar M. Larsen
                               Vice President                            Ballard Spahr
                                                                         Andrews & Ingersoll, LLP
                                                                         1735 Market Street
                                                                         Philadelphia, PA 19103

                                                                         COUNSEL TO THE TRUSTEES

                                                                         Kramer, Levin, Naftalis & Frankel LLP
                                                                         919 Third Avenue
                                                                         New York, NY 10022

                                                                         DISTRIBUTOR

                                                                         A I M Distributors, Inc.
                                                                         11 Greenway Plaza
                                                                         Suite 100
                                                                         Houston, TX 77046

THE AIM FUNDS--REGISTERED TRADEMARK-- RISK SPECTRUM


On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable fixed-income and tax-free income. You'll also notice that the funds in each category are listed from more aggressive to more conservative.

    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.

    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?

    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.

    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.

    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.

    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

================================================================================

RISK SPECTRUM


[PYRAMID GRAPHIC]

                           CONSERVATIVE TO AGGRESSIVE

                                  Sector Equity

                                 International/
                                 Global Equity

                                 Domestic Equity

                             Taxable           Tax-free
                          Fixed-income       Fixed-income


Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.

Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.

Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.

Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.

Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

================================================================================


                           EQUITY FUNDS                                                          FIXED-INCOME FUNDS

     DOMESTIC EQUITY FUNDS            INTERNATIONAL/GLOBAL EQUITY FUNDS                       TAXABLE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                         MORE AGGRESSIVE                                 MORE AGGRESSIVE

AIM Opportunities I(1,2)               AIM Developing Markets                           AIM High Yield II
AIM Opportunities II(1,2)              AIM European Small Company                       AIM High Yield
AIM Opportunities III(1,2)             AIM Asia Pacific Growth(2)                       AIM Strategic Income
AIM Emerging Growth                    AIM International Emerging Growth                AIM Income
AIM Small Cap Growth(3)                AIM Global Aggressive Growth                     AIM Global Income
AIM Aggressive Growth                  AIM European Growth(2)                           AIM Total Return Bond
AIM Mid Cap Growth                     AIM Euroland Growth(4)                           AIM Intermediate Government
AIM Dent Demographic Trends            AIM International Growth(2)                      AIM Floating Rate
AIM Constellation                      AIM Global Growth                                AIM Limited Maturity Treasury
AIM Large Cap Growth                   AIM Worldwide Spectrum                           AIM Money Market
AIM Weingarten                         AIM Global Trends
AIM Small Cap Equity                   AIM International Core Equity(2)                         MORE CONSERVATIVE
AIM Capital Development
AIM Mid Cap Core Equity(2)                      MORE CONSERVATIVE                        TAX-FREE FIXED-INCOME FUNDS
AIM Select Equity
AIM Premier Equity II(2)                                                                         MORE AGGRESSIVE
AIM Premier Equity(2)                         SECTOR EQUITY FUNDS
AIM Blue Chip                                                                           AIM High Income Municipal
AIM Mid Cap Basic Value                          MORE AGGRESSIVE                        AIM Municipal Bond
AIM Large Cap Core Equity                                                               AIM Tax-Free Intermediate
AIM Charter                            AIM New Technology                               AIM Tax-Exempt Cash
AIM Basic Value                        AIM Global Science and Technology(2)
AIM Large Cap Basic Value              AIM Global Energy(5)                                     MORE CONSERVATIVE
AIM Balanced                           AIM Global Infrastructure(4)
AIM Basic Balanced                     AIM Global Financial Services
                                       AIM Global Health Care
    MORE CONSERVATIVE                  AIM Global Utilities
                                       AIM Real Estate

                                                MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) On 3/18/02, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (4) On 8/23/02, AIM Euroland Growth Fund and AIM Global Infrastructure Fund were closed to new investors. (5) On 9/1/01 AIM Global Resources Fund was renamed AIM Global Energy Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages approximately $135 billion in assets for more than 9 million shareholders, including individual investors, corporate clients and Financial institutions.*

    The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $364 billion in assets under management.*

* As of 6/30/02                                        [AIM LOGO APPEARS HERE]
                                                       --Registered Trademark--
                                                       INVEST WITH DISCIPLINE
                                                       --Registered Trademark--


                                                                       PEQ-SAR-1

A I M DISTRIBUTORS, INC.